SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 24, 2002

Xcel Energy Inc.

(Exact name of registrant as specified in its charter)

Minnesota

(State or other jurisdiction of incorporation)

1-3034	41-0448030

(Commission File Number)	(IRS Employer Identification No.)

800 Nicollet Mall, Mpls, MN	55402

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	612-330-5500

(Former name or former address, if changed since last report)

Item 5. Other Events

     On September 24, 2002, Xcel Energy, NRG Energy, Inc., and The Bank of New York finalized the First Supplement to the Purchase Contract Agreement, dated as of June 6, 2002. For more information, see the First Supplement to the Purchase Contract Agreement included in this Form 8-K as Exhibit 99.01.

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.01	First Supplement to the Purchase Contract Agreement, dated as of June 6, 2002, among NRG Energy, Inc., Xcel Energy Inc., and The Bank of New York, as Purchase Contract Agent.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xcel Energy Inc. (a Minnesota Corporation)

/s/ RICHARD C. KELLY Richard C. Kelly Vice President and Chief Financial Officer

October 30, 2002

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